UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2008 (August 25, 2008)

HEARTWARE LIMITED
 (Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)	On August 25, 2008, HeartWare Limited (the “Company”) appointed Mr. David McIntyre, who has been serving as our Chief Financial Officer and Company Secretary since February 2005, to the position of Chief Business Officer. Mr. McIntyre will continue to hold the position of Chief Financial Officer and Company Secretary. In addition to overseeing the finance functions of the Company, Mr. McIntyre will now be responsible for operations management.

Mr. McIntyre, age 38, was Chief Financial Officer and General Counsel with Unilife Medical Solutions Limited from November 2003 to February 2005. He was also in private practice as a senior attorney with KPMG Legal from May 2003 to October 2003 and Legal and Business Affairs Manager with Bulldogs League Club Limited from November 2001 to April 2003 and, prior thereto, he was a senior attorney in private practice specializing in corporate, mergers and acquisitions and capital markets with Baker & McKenzie. Mr. McIntyre has also held senior financial reporting roles in multinational companies, among them Coal & Allied Limited, an ASX-listed subsidiary of the Rio Tinto group of companies.

Mr. McIntyre holds a Bachelor of Economics (in Accounting) from the University of Sydney (in Australia) as well as a Bachelor of Law from the University of Technology, Sydney (in Australia). He is a Certified Practising Accountant (CPA), is admitted as a Legal Practitioner of the Supreme Court of New South Wales (in Australia) and is a member of the Law Society of New South Wales.

There was no change to Mr. McIntyre’s compensation package in connection with the new appointment.

Also, on August 25, 2008, the Company appointed Ms. Lauren Farrell, age 40, to the position of Vice President, Finance and Principal Accounting Officer reporting to Mr. McIntyre, Chief Financial Officer.

Ms. Farrell joined the Company in November 2006 as Group Director, Finance. Ms. Farrell has over 19 years of accounting and finance experience including roles in public accounting, financial management and reporting with private and public companies, and strategic financial and mergers and acquisition consulting. Prior to joining HeartWare, Ms. Farrell was Chief Financial Officer of Ambient Corporation from March 2005 to January 2006. From January 2001 to July 2004, Ms. Farrell served as Vice President at Bingham Strategic Advisors, a strategic consulting firm. Ms. Farrell holds a Bachelor of Science in Accounting and a Masters of Business Administration from Bentley College.

Ms. Farrell currently receives an annual base salary of $167,500 and certain customary benefits according to the Company’s policies. She is also eligible to participate in the Company’s discretionary bonus scheme, employee stock option plan and performance rights plan pursuant to the terms thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: August 28, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Business & Financial Officer